United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:	August 17, 2005
(Date of earliest event reported)

Carpenter Technology Corporation
(Exact Name of Registrant as specified in its charter)

Commission File No.: 1-5828

Delaware (State or other jurisdiction of incorporation)	23-0458500 (IRS Employer Identification Number)
P.O. Box 14662 Reading, Pennsylvania (Address of principal executive offices)	19612 (Zip Code)

Registrant's telephone number, including area code (610) 208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 1.01     Entry into a Material Definitive Agreement

On August 17, 2005, the Human Resources Committee of the Board of Directors of Carpenter Technology Corp. (the "Company"), after a review of performance and competitive market data, finalized the compensation packages, including the annual base salaries and other material elements of compensation, of the Company's executive officers for fiscal year 2006 which began on July 1, 2005. The compensation adjustments were effective on July 4, 2005.

A.  Base Salaries

The following table sets forth the annual base salary levels of the Company's Named Executive Officers for fiscal years 2005 and 2006:

Name and Position	Fiscal Year 2005 Base Salary	Fiscal Year 2006 Base Salary
Robert J. Torcolini Chairman, President and Chief Executive Officer	$500,000	$850,000
Terrence E. Geremski Senior Vice President - Finance and Chief Financial Officer	$315,000	$340,000
Dennis M. Oates Senior Vice President - Specialty Alloys Operations	$325,000	$360,000
Michael L. Shor Senior Vice President Engineered Products Operations	$315,000	$350,000
David A. Christiansen Vice President, General Counsel and Secretary	$200,000	$240,000

B.  Incentive Compensation

The Committee set performance goals and opportunities for cash bonuses payable under the Executive Annual Compensation Plan for the 2006 fiscal year. For fiscal year 2006, the Committee established corporate performance goals for return on net assets (RONA) and earnings per share (EPS) as the key measures for the EACP for Messrs. Torcolini, Geremski and Christiansen. In addition to the corporate RONA and EPS goals, a portion of the EACP award for Messrs. Oates and Shor for fiscal year 2006 will be based upon achieving operating income and RONA goals established for the business units that they respectively manage. Corporate RONA and EPS and business unit operating income and RONA goals were also used as the key measures for the fiscal year 2005 performance goals under the EACP. The performance goals for fiscal 2005 and 2006 were set at three levels: Threshold, Target and Maximum. Upon


achievement of each level of the performance goals, the Named Executive Officer will earn that percentage of his base salary as shown in the table below.

The following table sets forth the percentages of annual base salary of the Company's Named Executive Officers for fiscal years 2005 and 2006 that each of them may achieve upon attainment of the established Threshold, Target and Maximum performance goals under the EACP:

Name and Position	Fiscal Year 2005 EACP Threshold/Target/Max. Percent of Base Salary	Fiscal Year 2006 EACP Threshold/Target/Max. Percent of Base Salary
Robert J. Torcolini Chairman, President and Chief Executive Officer	40/80/160%	50/100/200%
Michael L. Shor Senior Vice President Engineered Products Operations	30/60/120%	35/70/140%
Terrence E. Geremski Senior Vice President - Finance and Chief Financial Officer	30/60/120%	35/70/140%
Dennis M. Oates Senior Vice President - Specialty Alloys Operations	30/60/120%	35/70/140%
David A. Christiansen Vice President, General Counsel and Secretary	25/50/100%	25/50/100%

C.  Long Term Incentive Compensation - Performance Shares of Restricted Stock

The Committee set performance goals and opportunities under the stock-based incentive compensation plan for the Named Executive Officers for the 2006 fiscal year. For fiscal year 2006, the Committee established corporate RONA and EPS goals for earning restricted stock awards for Messrs. Torcolini, Geremski and Christiansen. In addition to the corporate RONA and EPS goals, a portion of the performance shares award for Messrs. Oates and Shor for fiscal year 2006 will be based upon achieving operating income and RONA goals established for the business units that they respectively manage. Corporate RONA and EPS and business unit operating income and RONA goals were also used as the key measures for the fiscal year 2005 performance goals for earning performance shares of restricted stock. The performance goals for fiscal years 2005 and 2006 were set at three levels: Threshold, Target and Maximum. Upon achievement of each level of the performance goals, as measured at the end of the relevant fiscal year, the Named Executive Officer will be granted that number of shares of restricted stock as shown in the table below. Once the restricted stock is granted, the shares will vest ratably over a two year period.


The following table sets forth the number of shares of restricted stock that each of the Named Executive Officers could be granted in fiscal year 2005 and fiscal year 2006 upon attainment of the established Threshold, Target and Maximum performance goals:

Name and Position	Fiscal Year 2005 Threshold/Target/Max. Performance Shares - Restricted Stock	Fiscal Year 2006 Threshold/Target/Max. Performance Shares - Restricted Stock
Robert J. Torcolini Chairman, President and Chief Executive Officer	3,000/6,000/12,000	3,500/7,000/14,000
Terrence E. Geremski Senior Vice President - Finance and Chief Financial Officer	1,250/2,500/5,000	1,500/3,000/6,000
Dennis M. Oates Senior Vice President - Specialty Alloys Operations	1,250/2,500/5,000	1,500/3,000/6,000
Michael L. Shor Senior Vice President Engineered Products Operations	1,250/2,500/5,000	1,500/3,000/6,000
David A. Christiansen Vice President, General Counsel and Secretary	600/1,200/2,400	625/1,250/2,500

D.  Long Term Incentive Compensation - Time Vested Shares of Restricted Stock

The Committee evaluated the performance of the Named Executives Officers during fiscal year 2005. The Committee determined that it was appropriate to grant the Named Executive Officers shares of restricted stock that will vest on the fifth anniversary of the date of grant, provided that the Executive remains employed by the Company on that date.

The following table sets forth the number of shares of time vested restricted stock that were granted to each of the Named Executive Officers:

Name and Position	Shares of Time Vested Restricted Stock
Robert J. Torcolini Chairman, President and Chief Executive Officer	10,500


Terrence E. Geremski Senior Vice President - Finance and Chief Financial Officer	4,500
Dennis M. Oates Senior Vice President - Specialty Alloys Operations	4,500
Michael L. Shor Senior Vice President Engineered Products Operations	4,500
David A. Christiansen Vice President, General Counsel and Secretary	1,875

E.  Amendment to Deferred Compensation Plan

Effective January 1, 2005, Carpenter Technology Corporation amended its Deferred Compensation Plan For Non-Management Directors as well as its Deferred Compensation Plan For Officers And Key Employees to comply with a new section 409A added to the Internal Revenue Code by the American Jobs Creation Act of 2004. A specimen of the form of each such agreement is filed as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits.

          (c)  Exhibits.

          Pursuant to Item 9.01(c) of Form 8-K, Carpenter Technology hereby files the following exhibits in accordance with Item 601 of Regulation S-K:

     99.1 Form of Deferred Compensation Plan For Non-Management Directors

     99.2 Form of Deferred Compensation Plan For Officers And Key Employees


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2005	Carpenter Technology Corporation (Registrant) By: /s/ David A. Christiansen David A. Christiansen Vice President, General Counsel and Secretary